IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Mid Cap Value Fund
The fund’s Board of Trustees (Board) has approved changes to the fund proposed by DWS Investment Management Americas, Inc., the fund’s investment advisor (Advisor), in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) a new investment objective; (iii) the replacement of the fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that portfolio management believes are undervalued, but have favorable prospects for appreciation with the policy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment; and (iv) a new benchmark. The changes to the fund described further below will become effective on or about September 23, 2019.
The following changes are effective on or about September 23, 2019:
DWS Mid Cap Value Fund is renamed DWS ESG Core Equity Fund. All references in the fund’s prospectus to DWS Mid Cap Value Fund will be superseded with DWS ESG Core Equity Fund.
The following information replaces the existing disclosure contained in the “INVESTMENT OBJECTIVE” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus.
The fund seeks long-term growth of capital, current income and growth of income.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus.
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	R6	INST	S
Management fee[2]	0.47	0.47	0.47	0.47	0.47	0.47	0.47
Distribution/service (12b-1) fees	0.24	0.25	1.00	0.50	None	None	None
Other expenses[3]	0.29	0.40	0.26	0.38	0.17	0.22	0.28
Total annual fund operating expenses	1.00	1.12	1.73	1.35	0.64	0.69	0.75
Fee waiver/expense reimbursement	0.00	0.08	0.00	0.06	0.00	0.00	0.00
Total annual fund operating expenses after fee waiver/expense reimbursement	1.00	1.04	1.73	1.29	0.64	0.69	0.75
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 “Management fee” is restated to reflect the fund’s new management fee rate effective September 23, 2019.
3 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.

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The Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.04% and 1.29% for Class T and Class R, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class T and Class R) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	R6	INST	S
1	$671	$353	$276	$131	$65	$70	$77
3	875	589	545	422	205	221	240
5	1,096	844	939	734	357	384	417
10	1,729	1,572	2,041	1,619	798	859	930
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	R6	INST	S
1	$671	$353	$176	$131	$65	$70	$77
3	875	589	545	422	205	221	240
5	1,096	844	939	734	357	384	417
10	1,729	1,572	2,041	1,619	798	859	930
The following information replaces the existing similar disclosure under the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section of the fund’s prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.

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The following disclosure is added under the “MAIN RISKS” section of the summary section and the “FUND DETAILS” section of the fund's prospectus.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

The following information is added under the “AVERAGE ANNUAL TOTAL RETURNS” table in the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Russell 1000® Index replaced the Russell Midcap® Value Index as the fund’s principal benchmark index because the Advisor believes that the Russell 1000® Index more accurately reflects the fund’s current investment strategies.
The following information replaces the existing similar disclosure under the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:

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■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
The ESG performance of an issuer is evaluated independently from financial information based on a variety of indicators. These factors may include, but are not limited to, the following fields of interest:
Environment:
■	Conservation of flora and fauna;
■	Protection of natural resources, atmosphere and inshore waters;
■	Limitation of land degradation and climate change; and
■	Avoidance of encroachment on ecosystems and loss of biodiversity.
Social:
■	Human rights;
■	Prohibition of child labor and forced labor;
■	Non-discrimination;
■	Workplace health and safety; and
■	Fair workplace and appropriate remuneration.
Corporate Governance:
■	International Corporate Governance Network (ICGN) Corporate Governance Principles (a set of principles regarding corporate accountability and shareholder protections adopted by an investor-led global organization); and
■	United Nations Global Compact Anti-Corruption Principle (the principle that businesses should work against corruption in all its forms, part of a global initiative with over 13,000 corporate and other participants).
All disclosure and references in the “MAIN RISKS” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus to “Value investing risk” and “Real estate securities risk” are hereby deleted.
All disclosure and references in the “MAIN RISKS” section of the “FUND DETAILS” section of the fund’s prospectus to “Convertible securities risk” and “Preferred stock risk” are hereby deleted.
The following information replaces the existing similar information under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
The Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.04%, 1.04%, 1.79%, 1.29%, 0.79%, 0.79% and 0.79% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

The following disclosure is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus.
Effective on or about September 23, 2019, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.465% on the first $250 million of the fund’s average daily net assets, 0.460% on the next $750 million of the fund’s average daily net assets, 0.455% on the next $1.5 billion of the fund’s average daily net assets, 0.445% on the next $5.0 billion of the fund’s average daily net assets, 0.435% on the next $5.0 billion of the fund’s average daily net assets, 0.425% on the next $5.0 billion of the fund’s average daily net assets, and 0.400% of the fund’s average daily net assets thereafter.

The following information replaces similar disclosure in the fourth bulleted paragraph of the “OTHER POLICIES AND RISKS” section within the “FUND DETAILS” section of the fund’s prospectus.
Certain DWS funds-of-funds and certain non-affiliated funds-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund’s performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund’s transaction costs.

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The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading in “APPENDIX A” of the fund’s prospectus.
Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The following replaces the existing similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX A” section of the fund’s prospectus.
DWS ESG Core Equity Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.00%	-1.98%	$9,802.00	$671.14
2	10.25%	1.00%	1.94%	$10,194.08	$99.98
3	15.76%	1.00%	6.02%	$10,601.84	$103.98
4	21.55%	1.00%	10.26%	$11,025.92	$108.14
5	27.63%	1.00%	14.67%	$11,466.95	$112.46
6	34.01%	1.00%	19.26%	$11,925.63	$116.96
7	40.71%	1.00%	24.03%	$12,402.66	$121.64
8	47.75%	1.00%	28.99%	$12,898.76	$126.51
9	55.13%	1.00%	34.15%	$13,414.71	$131.57
10	62.89%	1.00%	39.51%	$13,951.30	$136.83
Total					$1,729.21
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DWS ESG Core Equity Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	1.36%	$10,136.10	$353.41
2	10.25%	1.12%	5.29%	$10,529.38	$115.73
3	15.76%	1.12%	9.38%	$10,937.92	$120.22
4	21.55%	1.12%	13.62%	$11,362.31	$124.88
5	27.63%	1.12%	18.03%	$11,803.17	$129.73
6	34.01%	1.12%	22.61%	$12,261.13	$134.76
7	40.71%	1.12%	27.37%	$12,736.86	$139.99
8	47.75%	1.12%	32.31%	$13,231.05	$145.42
9	55.13%	1.12%	37.44%	$13,744.42	$151.06
10	62.89%	1.12%	42.78%	$14,277.70	$156.92
Total					$1,572.12
DWS ESG Core Equity Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.73%	3.27%	$10,327.00	$175.83
2	10.25%	1.73%	6.65%	$10,664.69	$181.58
3	15.76%	1.73%	10.13%	$11,013.43	$187.52
4	21.55%	1.73%	13.74%	$11,373.57	$193.65
5	27.63%	1.73%	17.45%	$11,745.48	$199.98
6	34.01%	1.73%	21.30%	$12,129.56	$206.52
7	40.71%	1.73%	25.26%	$12,526.20	$213.27
8	47.75%	1.73%	29.36%	$12,935.80	$220.25
9	55.13%	1.73%	33.59%	$13,358.80	$227.45
10	62.89%	1.73%	37.96%	$13,795.64	$234.89
Total					$2,040.94
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DWS ESG Core Equity Fund — Class R
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.29%	3.71%	$10,371.00	$131.39
2	10.25%	1.35%	7.50%	$10,749.54	$142.56
3	15.76%	1.35%	11.42%	$11,141.90	$147.77
4	21.55%	1.35%	15.49%	$11,548.58	$153.16
5	27.63%	1.35%	19.70%	$11,970.10	$158.75
6	34.01%	1.35%	24.07%	$12,407.01	$164.55
7	40.71%	1.35%	28.60%	$12,859.87	$170.55
8	47.75%	1.35%	33.29%	$13,329.25	$176.78
9	55.13%	1.35%	38.16%	$13,815.77	$183.23
10	62.89%	1.35%	43.20%	$14,320.05	$189.92
Total					$1,618.66
DWS ESG Core Equity Fund — Class R6
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.64%	4.36%	$10,436.00	$65.40
2	10.25%	0.64%	8.91%	$10,891.01	$68.25
3	15.76%	0.64%	13.66%	$11,365.86	$71.22
4	21.55%	0.64%	18.61%	$11,861.41	$74.33
5	27.63%	0.64%	23.79%	$12,378.57	$77.57
6	34.01%	0.64%	29.18%	$12,918.27	$80.95
7	40.71%	0.64%	34.82%	$13,481.51	$84.48
8	47.75%	0.64%	40.69%	$14,069.30	$88.16
9	55.13%	0.64%	46.83%	$14,682.72	$92.01
10	62.89%	0.64%	53.23%	$15,322.89	$96.02
Total					$798.39
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DWS ESG Core Equity Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.69%	4.31%	$10,431.00	$70.49
2	10.25%	0.69%	8.81%	$10,880.58	$73.52
3	15.76%	0.69%	13.50%	$11,349.53	$76.69
4	21.55%	0.69%	18.39%	$11,838.69	$80.00
5	27.63%	0.69%	23.49%	$12,348.94	$83.45
6	34.01%	0.69%	28.81%	$12,881.18	$87.04
7	40.71%	0.69%	34.36%	$13,436.36	$90.80
8	47.75%	0.69%	40.15%	$14,015.47	$94.71
9	55.13%	0.69%	46.20%	$14,619.53	$98.79
10	62.89%	0.69%	52.50%	$15,249.64	$103.05
Total					$858.54
DWS ESG Core Equity Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.75%	4.25%	$10,425.00	$76.59
2	10.25%	0.75%	8.68%	$10,868.06	$79.85
3	15.76%	0.75%	13.30%	$11,329.96	$83.24
4	21.55%	0.75%	18.11%	$11,811.48	$86.78
5	27.63%	0.75%	23.13%	$12,313.47	$90.47
6	34.01%	0.75%	28.37%	$12,836.79	$94.31
7	40.71%	0.75%	33.82%	$13,382.35	$98.32
8	47.75%	0.75%	39.51%	$13,951.10	$102.50
9	55.13%	0.75%	45.44%	$14,544.02	$106.86
10	62.89%	0.75%	51.62%	$15,162.14	$111.40
Total					$930.32
Please Retain This Supplement for Future Reference
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